Filed Pursuant to Rule 497(e)

Cook & Bynum Funds Trust
(the “Trust”)

The Cook & Bynum Fund (the “Fund”)

Supplement dated May 21, 2018
to the Statement of Additional Information (“SAI”)
Dated January 30, 2018

This supplement serves as notification of the following change:

Changes to Officers of the Trust

Effective May 16, 2018, Christopher M. Remington resigned as Treasurer and Principal Financial Officer of the Trust.  Effective May 16, 2018, Amanda S. Pridgen was appointed and will serve as Treasurer and Principal Financial Officer of the Trust.

Accordingly, the Trust’s Officers’ information as found on page 11 of the SAI has been revised as follows:

Additional Officers of the Trust

Name, Year of Birth & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard P. Cook Year of Birth: 1978	President and Principal Executive Officer	Mr. Cook has served as President and Principal Executive Officer of the Trust since March 2009.	Mr. Cook has been a Principal of and Portfolio Manager for CBCM since 2006.
David A. Hobbs Year of Birth: 1977	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs has served as a Principal and President of CBCM.
Amanda S. Pridgen Year of Birth: 1983	Treasurer and Principal Financial Officer	Mrs. Pridgen has served as Treasurer and Principal Financial Officer of the Trust since May 2018.	Mrs. Pridgen joined CBCM in 2014 and prior to that worked at Georgia Pacific from 2007 to 2014.
James R. Nash Year of Birth: 1981 Foreside Fund Officer Services, LLC 10 High Street Suite 302 Boston, Massachusetts 02110	Chief Compliance Officer and Anti-Money Laundering Officer	Mr. Nash has served as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust since January 2017.
Since January 2016, Mr. Nash has served as a Fund Chief Compliance Officer for Foreside Fund Services, LLC. From June 2014 to January 2016 he was a Senior Associate and Regulatory Administration Advisor of JP Morgan Chase & Co. From 2011 to 2014 he served as a Product Analyst for Linedata Services, a service provider in the investment management and credit industry.

If you have any questions, please call the Fund at 1-877-839-COBY (2629).

Please retain this supplement for future reference.